Exhibit 99.3 (1 of 2)
KeyCorp
Consolidated Balance Sheets
(dollars in millions)

	9-30-08	6-30-08	9-30-07

ASSETS
Loans	$76,705	$75,855	$68,999
Loans held for sale	1,475	1,833	4,791
Securities available for sale	8,391	8,312	7,915
Held-to-maturity securities	28	25	36
Trading account assets	1,449	1,483	1,060
Short-term investments	653	826	528
Other investments	1,556	1,559	1,509

Total earning assets	90,257	89,893	84,838
Allowance for loan losses	(1,554)	(1,421)	(955)
Cash and due from banks	1,937	1,912	2,016
Premises and equipment	801	748	631
Operating lease assets	1,030	1,089	1,135
Goodwill	1,595	1,598	1,202
Other intangible assets	135	146	105
Corporate-owned life insurance	2,940	2,917	2,845
Derivative assets	951	1,693	539
Accrued income and other assets	3,198	2,969	3,781

Total assets	$101,290	$101,544	$96,137

LIABILITIES
Deposits in domestic offices:
NOW and money market deposit accounts	$25,789	$27,278	$24,198
Savings deposits	1,731	1,809	1,544
Certificates of deposit ($100,000 or more)	10,316	8,699	6,672
Other time deposits	13,929	12,541	11,403

Total interest-bearing deposits	51,765	50,327	43,817
Noninterest-bearing deposits	11,122	10,561	14,003
Deposits in foreign office — interest-bearing	1,791	3,508	5,894

Total deposits	64,678	64,396	63,714
Federal funds purchased and securities sold under repurchase agreements	1,799	2,088	5,398
Bank notes and other short-term borrowings	5,352	5,985	2,429
Derivative liabilities	589	637	218
Accrued expense and other liabilities	4,624	4,626	5,009
Long-term debt	15,597	15,106	11,549

Total liabilities	92,639	92,838	88,317

SHAREHOLDERS’ EQUITY
Preferred stock	658	650	—
Common shares	584	577	492
Capital surplus	2,552	2,544	1,617
Retained earnings	7,320	7,461	8,788
Treasury stock, at cost	(2,616)	(2,675)	(3,023)
Accumulated other comprehensive income (loss)	153	149	(54)

Total shareholders’ equity	8,651	8,706	7,820

Total liabilities and shareholders’ equity	$101,290	$101,544	$96,137

Common shares outstanding (000)	494,765	485,662	388,708

Exhibit 99.3 (2 of 2)
KeyCorp
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended			Nine months ended
	9-30-08	6-30-08	9-30-07	9-30-08	9-30-07

Interest income
Loans	$1,066	$717	$1,209	$2,906	$3,546
Loans held for sale	21	20	91	128	248
Securities available for sale	110	111	106	330	312
Held-to-maturity securities	1	—	—	2	1
Trading account assets	16	10	11	39	26
Short-term investments	6	8	5	23	24
Other investments	12	14	12	38	40

Total interest income	1,232	880	1,434	3,466	4,197

Interest expense
Deposits	347	347	482	1,122	1,362
Federal funds purchased and securities sold under repurchase agreements	10	15	55	53	163
Bank notes and other short-term borrowings	34	27	30	100	59
Long-term debt	142	133	173	421	554

Total interest expense	533	522	740	1,696	2,138

Net interest income	699	358	694	1,770	2,059
Provision for loan losses	407	647	69	1,241	166

Net interest income (loss) after provision for loan losses	292	(289)	625	529	1,893

Noninterest income
Trust and investment services income	133	138	119	400	359
Service charges on deposit accounts	94	93	88	275	247
Investment banking and capital markets (loss) income	(31)	80	9	57	105
Operating lease income	69	68	70	206	200
Letter of credit and loan fees	53	51	51	141	134
Corporate-owned life insurance income	28	28	27	84	84
Electronic banking fees	27	27	25	78	74
Net (losses) gains from loan securitizations and sales	(30)	33	(53)	(98)	(11)
Net securities gains (losses)	1	(1)	4	3	(41)
Net (losses) gains from principal investing	(24)	(14)	9	(29)	128
Gain from redemption of Visa Inc. shares	—	—	—	165	—
Gain from sale of McDonald Investments branch network	—	—	—	—	171
Other income	68	52	89	189	291

Total noninterest income	388	555	438	1,471	1,741

Noninterest expense
Personnel	381	404	383	1,194	1,222
Net occupancy	65	62	60	193	182
Computer processing	46	43	49	136	149
Operating lease expense	56	55	58	169	165
Professional fees	35	33	27	91	79
Equipment	23	23	22	70	71
Marketing	27	21	21	62	60
Other expense	129	140	133	360	424

Total noninterest expense	762	781	753	2,275	2,352

(Loss) income from continuing operations before income taxes	(82)	(515)	310	(275)	1,282
Income taxes	(46)	611	86	669	363

(Loss) income from continuing operations	(36)	(1,126)	224	(944)	919
Loss from discontinued operations, net of taxes	—	—	(14)	—	(25)

Net (loss) income	$(36)	$(1,126)	$210	$(944)	$894

Net (loss) income applicable to common shares	$(48)	$(1,126)	$210	$(956)	$894

Per common share:
(Loss) income from continuing operations	$(.10)	$(2.70)	$.58	$(2.19)	$2.34
Net (loss) income	(.10)	(2.70)	.54	(2.19)	2.28

Per common share — assuming dilution:
(Loss) income from continuing operations	$(.10)	$(2.70)	$.57	$(2.19)	$2.31
Net (loss) income	(.10)	(2.70)	.54	(2.19)	2.25

Cash dividends declared per common share	$.1875	$.375	$.365	$.9375	$1.095

Weighted-average common shares outstanding (000)	491,179	416,629	389,319	435,846	393,048
Weighted-average common shares and potential common shares outstanding (000)	491,179	416,629	393,164	435,846	397,816